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                                                                   Exhibit 10.47

                                                                  Execution Copy

                            FIRST AMENDMENT TO
                      REGISTRATION RIGHTS AGREEMENT

     THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of July 25, 2001, is entered into by and among PLUG POWER, INC., a Delaware corporation ("Plug Power"), and GE POWER SYSTEMS EQUITIES, INC., a Delaware Corporation ("GEPS Equities"), with respect to the Registration Rights Agreement, dated as of November 3, 1999, by and among Plug Power and GE On-Site Power, Inc. (now known as GE MicroGen, Inc. ("GE MicroGen")) (the "Agreement").

                                  RECITALS
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     WHEREAS, GEPS Equities is the current holder of 5,250,000 shares (the
"Shares") of common stock, par value $.01 per share, of Plug Power (the "Common Stock"), which Shares were transferred to GEPS Equities by GE MicroGen;

     WHEREAS, in connection with the transfer of the Shares to GEPS Equities, GE MicroGen assigned to GEPS Equities all of its rights under the Agreement, and GEPS Equities assumed all of the obligations of GE MicroGen under the Agreement;

     WHEREAS, the parties hereto contemplate entering into a transaction involving, among other things, (i) the restructuring of the Operating Agreement of GE Fuel Cell Systems, L.L.C. ("GEFCS"); (ii) further amendments to the Distributor Agreement dated as of February 2, 1999, as amended, between Plug Power and GEFCS to expand the distribution scope and rights of GEFCS with respect to Plug Power product; and, in connection with these changes, (iii) the issuance to GEPS Equities by Plug Power of certain shares of Common Stock (the "GEFCS Shares");

     WHEREAS, GEPS Equities has agreed to purchase from Plug Power 416,666 shares of Common Stock at a purchase price of $12.00 per share (the "Investment Shares");

     WHEREAS, Plug Power and GEPS Equities have agreed to amend the Agreement to include the GEFCS Shares and the Investment Shares in the definition of Registrable Securities under the Agreement and to increase the maximum number of shares of Registrable Securities that Plug Power is obligated to register in a Demand Registration by the number of GEFCS Shares and Investment Shares; and

     WHEREAS, pursuant to Section 10 of the Agreement, the Agreement may be amended only with the written consent of Plug Power and GEPS Equities;

     NOW, THEREFORE, for and in consideration of the premises, the agreements and the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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     1.  Definitions.  All capitalized terms used herein without definition
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shall have the same meanings ascribed to them in the Agreement.

     2.   Amendments.  The Agreement is hereby amended as follows:
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          (a)     Section 1 of the Agreement is hereby amended by
     adding the following two definitions:

          "'GEFCS Shares' shall have the meaning set forth in the third recital of the First Amendment to Registration Rights Agreement dated as of July 25, 2001."

          "'Investment Shares' means the 416,666 shares of Common Stock issued to GEPS Equities on July 25, 2001."

          (b) Section 1 is further amended by deleting the definition of "Registrable Securities" in its entirety and substituting the following in lieu thereof:

          "'Registrable Securities' means that number of shares of Common Stock equal to the aggregate number of (A) the Shares, (B) the GEFCS Shares,
          (C) the Investment Shares, and (D) any Common Stock issued or issuable with respect to Registrable Securities by reason of a stock dividend or stock split or in connection with a confirmation of shares, recapitalization, merger, consolidation or other reorganization."

          (c) Section 2(a)(ii) of the Agreement is hereby amended by deleting that subsection in its entirety and substituting the following in lieu thereof:

                       "(i) Upon receipt of a request pursuant to Section 2(a)(i) above, Plug Power shall give prompt written notice thereof to all other Investors who hold Registrable Securities. Upon receipt of such request, Plug Power shall use its best efforts to promptly effect the registration under the 1933 Act of all shares of Registrable Securities specified in the requests of the Initiating Holders and the written requests (stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Securities given within 20 days after receipt of such notice from Plug Power, all to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities to be registered; provided that in no event will Plug Power be obligated to (A) register a number of shares of Registrable Securities pursuant to this Section 2(a) in excess of (x) 3,416,666 shares plus the aggregate number of GEFCS Shares (in each case as appropriately adjusted for stock splits, stock dividends, merger recapitalizations and similar transactions) less (y) the aggregate number of shares of Registrable Securities included in Registration Statements pursuant to
          Section 2(c) below (the "Registration Limit") or (B) effect more than one registration pursuant to this Section 2(a). In the event that the aggregate number of shares of Registrable Securities for which registration is requested in accordance with this Section 2(a) exceeds the Registration Limit, such aggregate number will be reduced to the Registration Limit and will be allocated among the

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          holders requesting registration on a pro rata basis in proportion to the number of Registrable Securities requested to be registered by such holders."

          (d) Section 2(c) of the Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting the following in lieu thereof:

          "In addition to the Demand Registration provided in Section 2(a) hereof, GEOSP and each Investor shall have the right on three occasions to request inclusion of the Registrable Securities in Registration Statements (excluding for purposes of determining such number of Registration Statements any Disqualified Registration Statement (as defined below)) pursuant to this Section 2(c). The rights of GEOSP and each other holder of Registrable Securities under this Section 2(c) will terminate on the date on which the third Registration Statement (excluding any Disqualified Registration Statement) in which their Registrable Securities have been so included has been declared effective by the SEC. The term "Disqualified Registration Statement" means any Registration Statement with respect to which Registrable Securities are requested to be included pursuant to this Section 2(c) where the aggregate number of shares of Registrable Securities actually included in the Registration Statement is reduced pursuant to a Cutback Registration to a number of shares which is less than the lower of (x) 900,000 or
          (y) 80% of the aggregate number of shares of Registrable Securities requested to be included in such Registration Statement."

     3.   Obligations of GEPS Equities.  GEPS Equities hereby affirms its
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agreement to be bound by all of the obligations of GE MicroGen under the
Agreement, as amended by this Amendment.

4.        Effect of Amendment.  Except as set forth above, the Agreement shall
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continue in full force and effect.

5.        Counterparts.  This Amendment may be signed in multiple counterparts,
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each of which shall be deemed an original or a facsimile or photocopy of an original and all of which, taken together, shall be deemed one and the same Amendment.

                        (Signatures on following page)

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                        PLUG POWER, INC.

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                        GE POWER SYSTEMS EQUITIES, INC.

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

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